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                                  REVLON, INC.

           OFFERS TO EXCHANGE CLASS A COMMON STOCK OF REVLON, INC. OR
                        CASH FOR ANY AND ALL OUTSTANDING
               8 1/8% SENIOR NOTES DUE 2006 (CUSIP NO. 761519AK3)
               9% SENIOR NOTES DUE 2006 (CUSIP NO. 761519AQO) AND
  8 5/8% SENIOR SUBORDINATED NOTES DUE 2008 (CUSIP NO. 761519AN7 AND
                              CUSIP NO. U8000EAB5)
                                    ISSUED BY

                     REVLON CONSUMER PRODUCTS CORPORATION
                               AND GUARANTEED BY

                                 REVLON, INC.

TO OUR CLIENTS:

     Enclosed for your consideration is an offering circular, dated February 20, 2004 (the "Offering Circular"), and the related Letter of Transmittal (the "Letter of Transmittal"), that relate to the offer by Revlon, Inc. ("Revlon") to exchange (the "Exchange Offers"):

     o each $1,000 principal amount of outstanding 8 1/8% Senior Notes due 2006 (the "8 1/8% Senior Notes") issued by Revlon Consumer Products Corporation, a Delaware corporation and a wholly owned subsidiary of Revlon ("Products Corporation"), and guaranteed by Revlon, for:

         o 400 shares of Class A common stock of Revlon, par value $0.01 per share ("Revlon Class A common stock"), or

         o     $830 in cash;

     o each $1,000 principal amount of outstanding 9% Senior Notes due 2006 (the "9% Senior Notes" and, together with the 8 1/8% Senior Notes, the "Senior Notes") issued by Products Corporation and guaranteed by Revlon for:

         o     400 shares of Revlon Class A common stock, or

         o     $800 in cash;

     o each $1,000 principal amount of outstanding 8 5/8% Senior Subordinated Notes due 2008 (the "8 5/8% Senior Subordinated Notes" and, together with the Senior Notes, the "Exchange Notes") issued by Products Corporation and guaranteed by Revlon for:

         o     300 shares of Revlon Class A common stock, or

         o     $620 in cash.

The shares of Revlon Class A common stock offered in exchange for the principal amount of the Exchange Notes are referred to as the "Stock Consideration." The cash amounts offered in exchange for the principal amount of the Exchange Notes are referred to as the "Cash Consideration"; provided that the maximum aggregate principal amount of Exchange Notes that may receive the Cash Consideration in the Exchange Offers is $150 million, which amount will be reduced by the aggregate principal amount of Additional Tendered Notes (as defined in the Offering Circular) validly tendered in the Exchange Offers and exchanged for the Stock Consideration (the "Maximum Cash Tender") and, to the extent that the aggregate principal amount of Exchange Notes tendered for the Cash Consideration exceeds the Maximum Cash Tender, Revlon will apportion the Cash Consideration pro rata as more fully described in the Offering Circular.

     Each tendering holder of Exchange Notes ("Noteholder") will also receive accrued and unpaid interest due on the Exchange Notes up to, but not including, the date of the consummation of the Exchange Offers, which will be paid in Revlon Class A common stock or cash, at the option of the tendering Noteholder, without regard to whether such Noteholder has elected to receive the Stock Consideration or the Cash Consideration in exchange for the principal amount of their tendered Exchange Notes. If a Noteholder elects to receive such interest payment in additional shares of Revlon

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Class A common stock, such Noteholder will receive shares of Revlon Class A common stock at a set ratio of 400 shares of Revlon Class A common stock per $1,000 of accrued interest with respect to the amount of outstanding Exchange Notes tendered, regardless of the series of Exchange Notes that they exchange.

     Subject to the terms and conditions of the Exchange Offers, Revlon will issue the Stock Consideration or the Cash Consideration (the "Exchange Consideration") in exchange for all outstanding 8 1/8% Senior Notes, 9% Senior Notes and 8 5/8% Senior Subordinated Notes that are properly tendered. Revlon will not issue fractional shares of Revlon Class A common stock in the Exchange Offers. Rather, any fractional share to which a Noteholder would otherwise be entitled to as consideration for their Exchange Notes will be rounded down to the nearest whole number of shares. If a Noteholder receives payment for accrued and unpaid interest due on their Exchange Notes in additional shares of Revlon Class A common stock, we will not issue fractional shares of Revlon Class A common stock and no cash will be paid in lieu thereof.

     These materials are being forwarded to you as the beneficial owner of Exchange Notes held by us for your account but not registered in your name. A TENDER OF THE EXCHANGE NOTES MAY ONLY BE MADE BY US AS THE HOLDER OF RECORD AND PURSUANT TO YOUR INSTRUCTIONS.

     Accordingly, we request instructions as to whether you wish us to tender on your behalf any Exchange Notes held by us for your account, pursuant to the terms and conditions set forth in the enclosed Offering Circular and Letter of Transmittal.

     Your instructions should be forwarded to us as promptly as possible in order to permit us to tender any Exchange Notes on your behalf in accordance with the provisions of the applicable Exchange Offer. The Exchange Offers will expire at 5:00 p.m., New York City time, on March 19, 2004, unless extended. Revlon may, in its sole and absolute discretion, extend any or all of the Exchange Offers. Subject to applicable securities laws and the terms and conditions of the Offering Circular, tenders of Exchange Notes in the Exchange Offers is irrevocable.

     Your attention is directed to the following:

         1. The Exchange Offers are for any and all of the outstanding Exchange Notes.

         2. The Exchange Offers are subject to certain conditions set forth in the Offering Circular under the title "The Exchange Offers -- Conditions to the Completion of the Exchange Offers."

         3. Any transfer taxes incident to the transfer of Exchange Notes through the Exchange Offers from the holder to Revlon will be paid by Revlon, except as otherwise provided in the Letter of Transmittal.

         4. The Exchange Offers expire at 5:00 p.m., New York City time, on March 19, 2004, unless extended. Revlon, in its sole and absolute discretion, may extend any or all of the Exchange Offers.

     If you wish to have us tender any Exchange Notes, please so instruct us by completing, executing and returning to us the instruction form on the next page of this letter. THE LETTER OF TRANSMITTAL IS FURNISHED TO YOU FOR INFORMATION ONLY AND MAY NOT BE USED DIRECTLY BY YOU TO TENDER ANY EXCHANGE NOTES.


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                          INSTRUCTIONS WITH RESPECT TO
                               THE EXCHANGE OFFERS


     The undersigned acknowledge(s) receipt of your letter and the enclosed materials referred to therein relating to the Exchange Offers made by Revlon with respect to the Exchange Notes.

     This will instruct you to tender the Exchange Notes held by you for the account of the undersigned, subject to the terms and conditions set forth in the Offering Circular and the related Letter of Transmittal.

     PLEASE TENDER THE EXCHANGE NOTES HELD BY YOU FOR MY ACCOUNT AS INDICATED
BELOW:

     1.  COMPLETE THIS PAGE IF YOU HOLD 8 1/8% SENIOR NOTES.

         8 1/8% SENIOR NOTES (CUSIP NO. 761519AK3): $___________ (AGGREGATE PRINCIPAL AMOUNT OF 8 1/8% SENIOR NOTES)

         Type of Consideration (Please choose one of the following--If you do not choose one of the following you will automatically receive the Stock Consideration for any 8 1/8% Senior Notes validly tendered):

            [ ] I would like to receive Stock Consideration for any 8 1/8% Senior Notes validly tendered.

            [ ] I would like to receive Cash Consideration for any 8 1/8% Senior Notes validly tendered.

                  [ ] In the event of proration of the Cash Consideration, I would like returned to me any portion of the Exchange Notes not exchanged for the Cash Consideration (rather than automatically receiving additional shares of Revlon Class A common stock for such Exchange Notes). I UNDERSTAND THAT IF I DO NOT CHECK THIS BOX I WILL RECEIVE THE STOCK CONSIDERATION FOR ANY PORTION OF THE 8 1/8% SENIOR NOTES NOT EXCHANGED FOR THE CASH CONSIDERATION AS A RESULT OF PRORATION.

         Interest Payments (Please choose one of the following--if you do not make a selection you will automatically receive additional shares of Revlon Class A common stock for any accrued and unpaid interest due on the 8 1/8% Senior Notes):

            [ ] I would like to receive additional shares of Revlon Class A common stock for any accrued and unpaid interest due on the 8 1/8% Senior Notes.

            [ ] I would like to receive cash for any accrued and unpaid interest due on the 8 1/8% Senior Notes.

         [ ] PLEASE DO NOT TENDER ANY 8 1/8% SENIOR NOTES HELD BY YOU FOR MY ACCOUNT.


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     2.  COMPLETE THIS PAGE IF YOU HOLD 9% SENIOR NOTES.

         9% SENIOR NOTES (CUSIP NO. 761519AQO): $ ___________ (AGGREGATE PRINCIPAL AMOUNT OF 9% SENIOR NOTES)

         Type of Consideration (Please choose one of the following--If you do not choose one of the following you will automatically receive the Stock Consideration for any 9% Senior Notes validly tendered):

               [ ] I would like to receive Stock Consideration for any 9% Senior Notes validly tendered.

               [ ] I would like to receive Cash Consideration for any 9% Senior Notes validly tendered.

                    [ ] In the event of proration of the Cash Consideration, I would like returned to me any portion of the Exchange Notes not exchanged for the Cash Consideration (rather than automatically receiving the Stock Consideration for such Exchange Notes). I UNDERSTAND THAT IF I DO NOT CHECK THIS BOX I WILL RECEIVE THE STOCK CONSIDERATION FOR ANY PORTION OF THE 9% SENIOR NOTES NOT EXCHANGED FOR THE CASH CONSIDERATION AS A RESULT OF PRORATION.

         Interest Payments (Please choose one of the following--if you do not make a selection you will automatically receive additional shares of Revlon Class A common stock for any accrued and unpaid interest due on the 9% Senior Notes):

               [ ] I would like to receive additional shares of Revlon Class A common stock for any accrued and unpaid interest due on the 9% Senior Notes.

               [ ] I would like to receive cash for any accrued and unpaid interest due on the 9% Senior Notes.

         [ ]   PLEASE DO NOT TENDER ANY 9% SENIOR NOTES HELD BY YOU FOR MY
               ACCOUNT.


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         8 5/8% SENIOR SUBORDINATED NOTES (CUSIP NO. 761519AN7 AND CUSIP NO.
         U8000EAB5): $______________ (AGGREGATE PRINCIPAL AMOUNT OF 8 5/8% SENIOR SUBORDINATED NOTES)

         Type of Consideration (Please choose one of the following--If you do not choose one of the following you will automatically receive the Stock Consideration for any 8 5/8% Senior Subordinated Notes validly tendered):

               [ ] I would like to receive Stock Consideration for any 8 5/8% Senior Subordinated Notes validly tendered.

               [ ] I would like to receive Cash Consideration for any 8 5/8% Senior Subordinated Notes validly tendered.

                    [ ] In the event of proration of the Cash Consideration, I would like returned to me any portion of the Exchange Notes not exchanged for the Cash Consideration (rather than automatically receiving additional shares of Revlon Class A common stock for such Exchange Notes). I UNDERSTAND THAT IF I DO NOT CHECK THIS BOX I WILL RECEIVE THE STOCK CONSIDERATION FOR ANY PORTION OF THE 8 5/8% SENIOR SUBORDINATED NOTES NOT EXCHANGED FOR THE CASH CONSIDERATION AS A RESULT OF PRORATION.

     Interest Payments (Please choose one of the following--if you do not make a selection you will automatically receive additional shares of Revlon Class A common stock for any accrued and unpaid interest due on the 8 5/8% Senior Subordinated Notes):

               [ ] I would like to receive additional shares of Revlon Class A common stock for any accrued and unpaid interest due on the 8 5/8% Senior Subordinated Notes.

               [ ] I would like to receive cash for any accrued and unpaid interest due on the 8 5/8% Senior Subordinated Notes.

         [ ] PLEASE DO NOT TENDER ANY 8 5/8% SENIOR SUBORDINATED NOTES HELD BY YOU FOR MY ACCOUNT.

          Dated:           , 2004


Signature(s):___________________________________________________________________

Print Name(s) here:_____________________________________________________________

(Print Address(es)):____________________________________________________________

(Area Code and Telephone Number(s)):____________________________________________

(Taxpayer Identification Number(s)):____________________________________________


     NONE OF THE EXCHANGE NOTES HELD BY US FOR YOUR ACCOUNT WILL BE TENDERED UNLESS WE RECEIVE WRITTEN INSTRUCTIONS FROM YOU TO DO SO. UNLESS A SPECIFIC CONTRARY INSTRUCTION IS GIVEN IN THE SPACE PROVIDED, YOUR SIGNATURE(S) HEREON SHALL CONSTITUTE AN INSTRUCTION TO US TO TENDER ALL THE EXCHANGE NOTES HELD BY US FOR YOUR ACCOUNT.


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